SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
March 31, 2008
Dean Foods Company
(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2515 McKinney Avenue, Suite 1200
Dallas, TX 75201
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (214) 303-3400
Not Applicable.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On March 31, 2008, certain subsidiaries of Dean Foods Company (the “Company”) that are party to the Fifth Amended and Restated Receivables Purchase Agreement and Limited Waiver (the “Receivables Purchase Agreement”) entered into Amendment Number 3 (the “Third Amendment”) to the Receivables Purchase Agreement pursuant to which the liquidity termination date was extended by sixty days to May 30, 2008, which date may be extended for an additional 364 days pursuant to the terms of the Receivables Purchase Agreement. The Third Amendment also waived any non-compliances or breaches under the Receivables Purchase Agreement or any related agreement with respect to the failure to notify the financial institutions that are party to the Receivables Purchase Agreement and/or JP Morgan Chase Bank, N.A. of certain changes to our internal corporate structure in a timely manner. The Third Amendment is by and among (1) Dairy Group Receivables, L.P., Dairy Group Receivables II, L.P. and WhiteWave Receivables, L.P., all of which are subsidiaries of the Company, (2) the financial institutions that are party to the Receivables Purchase Agreement, (3) the companies that are party to the Receivables Purchase Agreement, (4) JPMorgan Chase Bank, N.A., as agent, and (5) the Company, as provider of certain performance undertakings on behalf of its subsidiaries. The Third Amendment is attached as Exhibit 10.1 to this Current Report on form 8-K and the description above is qualified entirely by reference to the full text of Exhibit 10.1.
     In addition, on April 4, 2008, certain subsidiaries of the Company that are party to the Receivables Purchase Agreement entered into Amendment Number 4 (the “Fourth Amendment”) to the Receivables Purchase Agreement pursuant to which the liquidity termination date was extended by 364 days to March 30, 2009, which date may be extended for an additional 364 days pursuant to the terms of the Receivables Purchase Agreement; provided, however, that the liquidity termination date for Wachovia Bank National Association shall remain May 30, 2008. In addition, the Fourth Amendment clarifies the procedures by which a nonrenewing financial institution may exit the underlying facility. The Fourth Amendment is by and among (1) Dairy Group Receivables, L.P., Dairy Group Receivables II, L.P. and WhiteWave Receivables, L.P., all of which are subsidiaries of the Company, (2) the financial institutions that are party to the Receivables Purchase Agreement, (3) the companies that are party to the Receivables Purchase Agreement, (4) JPMorgan Chase Bank, N.A., as agent, and (5) the Company, as provider of certain performance undertakings on behalf of its subsidiaries. The Fourth Amendment is attached as Exhibit 10.2 to this Current Report on form 8-K and the description above is qualified entirely by reference to the full text of Exhibit 10.2.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
10.1	Amendment No. 3 to Fifth Amended and Restated Receivables Purchase Agreement and Limited Waiver, dated March 31, 2008.

10.2	Amendment No. 4 to Fifth Amended and Restated Receivables Purchase Agreement, dated April 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2008	DEAN FOODS COMPANY
	By:	/s/ Steven J. Kemps
Steven J. Kemps
Senior Vice President General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to Fifth Amended and Restated Receivables Purchase Agreement and Limited Waiver, dated March 31, 2008.

10.2	Amendment No. 4 to Fifth Amended and Restated Receivables Purchase Agreement, dated April 4, 2008.